Exhibit 99.1

1 Investor Update 3Q 3Q-08 Earnings Conference Call Oct. 30, 2008 NASDAQ: HTCO

2 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. Forward Looking Statement 3Q08 Earnings | 10.30.08 | HTCO

3 Agenda • John Finke President and Chief Executive Officer • David Christensen Senior Vice President and Chief Financial Officer 3Q08 Earnings | 10.30.08 | HTCO

4 Third Quarter 2008 Highlights Solid results, revenue increased • Total company revenue of $39.9 million, up 11% over 3Q-07 • Net Income totaled $2.1 million or $0.16 per diluted share, equal to 3Q-07 • Enventis Sector revenue of $21.1 million, up 23% from 3Q-07 • Telecom Sector revenue of $18.8 million, down 1% Broadband revenue up 16% • 4Q-2008 dividend declared of $0.13 per share (Oct. 29, ’08) 3Q08 Earnings | 10.30.08 | HTCO

5 Total Company Results 2008 2007 % Change 2008 2007 % Change Revenue Telecom Sector 18.8 $ 18.6 $ 1% 55.1 $ 58.1 $ -5% Enventis Sector 21.1 17.2 23% 60.4 60.3 0% Total 39.9 $ 35.8 $ 11% 115.5 $ 118.4 $ -2% Cost of Sales 10.2 $ 8.7 $ 17% 29.6 $ 35.6 $ -17% Other Costs & Expenses 24.3 21.5 13% 69.8 64.5 8% Total Expense 34.5 $ 30.2 $ 14% 99.4 $ 100.1 $ -1% Operating Income 5.4 $ 5.6 $ -4% 16.1 $ 18.3 $ -12% Net Income 2.1 $ 2.1 $ 0% 6.4 $ 7.1 $ -10% EPS - Diluted - Continuing Ops 0.16 $ 0.16 $ 0% 0.48 $ 0.54 $ -11% (Dollars In Millions) Nine months ended September 30 Three months ended September 30 3Q08 Earnings | 10.30.08 | HTCO Note: Excluding the one-time $1.9 million carrier settlement in 2Q-2007, the nine-month 2008 net income increase would be $0.4 million or 6%.

6 Revenue by Business Sector Increasing diversification, growing Enventis Sector 53% Enventis 47% Telecom Enventis 51% Telecom 49% Enventis 44% Telecom 56% 3Q08 Revenue 2007 Fiscal Revenue 2006 Fiscal Revenue 3Q08 Earnings | 10.30.08 | HTCO

7 Revenue Diversification Strong focus on recurring revenues and diversification 3Q08 Revenue ENS Services 8% ENS Equipment 29% Telecom (Other) 13% Telecom Broadband 7% Telecom Local Service 10% Telecom Network Access 17% ETS Services 16% 3Q08 Earnings | 10.30.08 | HTCO Note: All revenue is recurring services, except ENS Equipment (29% of 3Q-2008 revenue).

8 Telecom Sector Results Numbers prior to inter-segment eliminations. (Dollars In Millions) 2008 2007 % Change 2008 2007 % Change Revenue Access 6.8 $ 7.1 $ -5% 19.5 $ 23.8 $ -18% Broadband 2.8 2.4 16% 8.1 6.8 19% Other Telecom 9.3 9.3 0% 27.9 27.9 0% Total Revenues 18.9 $ 18.8 $ 1% 55.5 $ 58.5 $ -5% Costs and Operating Expenses 11.4 $ 11.2 $ 2% 33.5 $ 32.9 $ 2% Depreciation and Amortization 4.1 3.6 12% 12.0 11.3 6% Total Expense 15.5 $ 14.8 $ 5% 45.5 $ 44.2 $ 3% Operating Income 3.4 4.0 -13% 10.0 14.3 -30% Net Income 2.0 $ 2.4 $ -14% 5.8 $ 8.6 $ -32% Capital Expenditures 3.1 $ 3.3 $ -7% 8.1 $ 7.3 $ 11% Three Months ended September 30 Nine Months ended September 30 3Q08 Earnings | 10.30.08 | HTCO Note: Excluding the one-time $1.9 million carrier settlement in 2Q-2007, the nine-month 2008 Telecom decrease in Access revenue would be $2.4 million or 11%.

9 $7.6 $7.6 $7.4 $7.3 $7.1 $7.1 $9.4 $7.4 $- $6.8 $6.0 $6.8 Q1 Q2 Q3 Q4 (Dollars in Millions) 2006 2007 2008 Network Access Revenue *2Q-2007 network access revenue includes $1.9 million IXC settlement. Beginning 3Q-2007, Interstate rate decrease effective. *IXC Settlement 3Q08 Earnings | 10.30.08 | HTCO

10 Enventis Sector Results Numbers prior to inter-segment eliminations. 2008 2007 % Change 2008 2007 % Change Revenue ENS equipment 11.7 $ 10.1 $ 16% 34.6 $ 39.4 $ -12% ENS services 3.1 2.0 57% 8.2 5.8 41% ETS services 6.4 5.3 22% 18.0 15.3 17% Total Revenue 21.2 $ 17.4 $ 22% 60.8 $ 60.5 $ 0% Costs of Sales 10.2 $ 8.7 $ 17% 29.6 $ 35.6 $ -17% Other Costs & Operating Expenses 8.2 6.1 37% 22.1 17.5 26% Depreciation and Amortization 1.2 0.9 26% 3.2 2.7 18% Total Expense 19.6 $ 15.7 $ 25% 54.9 $ 55.8 $ -2% Operating Income 1.6 $ 1.7 $ -4% 5.9 $ 4.7 $ 25% 1.0 $ 1.0 $ 0% 3.5 $ 2.8 $ 22% Capital Expenditures 1.3 $ 1.9 $ -31% 4.3 $ 4.0 $ 7% Nine Months ended September 30 Net Income (Dollars In Millions) Three Months ended September 30 3Q08 Earnings | 10.30.08 | HTCO

Enventis Product Line Results

(Dollars in Millions)	Three Months Ended September 30				Nine Months Ended September 30			
	Enterprise Network Services (ENS)		Enventis Transport Services (ETS)		Enterprise Network Services (ENS)		Enventis Transport Services (ETS)	
	2008	2007	2008	2007	2008	2007	2008	2007
Revenues before intersegment eliminations:								
Equipment	$ 11.7	$ 10.1	$ -	$ -	$ 34.6	$ 39.4	$ -	$ -
Services	3.1	2.0	6.3	5.1	8.2	5.8	17.6	15.0
Intersegment	-	-	0.1	0.2	-	-	0.4	0.3
	$ 14.8	$ 12.1	$ 6.4	$ 5.3	$ 42.8	$ 45.2	$ 18.0	$ 15.3
Cost of sales	$ 10.2	$ 8.5	$ -	$ 0.2	$ 29.6	$ 35.3	$ -	$ 0.2
Cost of services (excluding depreciation and amortization)	2.7	1.1	3.1	2.5	6.6	3.3	8.4	7.3
Selling, general and administrative expenses, (excluding depreciation and amortization)	1.3	1.4	1.1	1.1	3.8	3.6	3.3	3.4
Depreciation and amortization	0.1	0.1	1.1	0.8	0.4	0.4	2.8	2.3
Total Expenses	14.3	$ 11.1	$ 5.3	$ 4.6	$ 40.4	$ 42.6	$ 14.5	$ 13.2
Operating income	$ 0.5	$ 1.0	$ 1.1	$ 0.7	$ 2.4	$ 2.6	$ 3.5	$ 2.1
Net income	$ 0.3	$ 0.6	$ 0.7	$ 0.4	$ 1.4	$ 1.5	$ 2.1	$ 1.3
Capital expenditures	$ 0.1	$ 0.4	$ 1.2	$ 1.5	$ 0.4	$ 0.5	$ 3.9	$ 3.5
Numbers prior to inter-segment eliminations								
EBITDA*	$ 0.6	$ 1.1	$ 2.2	$ 1.5	$ 2.8	$ 3.0	$ 6.3	$ 4.4
Free Cash Flow	$ 0.5	$ 0.7	$ 1.0	$ -	$ 2.4	$ 2.5	$ 2.4	$ 0.9

**EBITDA is a non-GAAP measure.*

HickoryTech

11 3Q08 Earnings | 10.30.08 | HTCO

12 Enventis Revenue Equipment Revenue is more variable than services revenue $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 ENS Equipment ENS Services ETS Services 3Q08 Earnings | 10.30.08 | HTCO

13 Costs and Expenses Volume Related Costs 2008 2007 % Change 2008 2007 % Change Cost of Sales 10.2 $ 8.7 $ 17% 29.6 $ 35.6 $ -17% Relatively Fixed Costs Cost of Services 13.5 $ 11.1 $ 21% 37.8 $ 32.8 $ 15% Selling, Gen. & Admin. 5.6 5.9 -4% 16.8 17.6 -5% Depreciation & Amort. 5.2 4.5 15% 15.2 14.1 9% 24.3 $ 21.5 $ 13% 69.8 $ 64.5 $ 8% Three months ended September 30 Nine months ended September 30 3Q08 Earnings | 10.30.08 | HTCO

14 Debt Level Fiscal 2008 guidance projects year-end debt balance of $126 to $129 million (Dollars in Millions) 3Q08 Earnings | 10.30.08 | HTCO $129.2 $143.1 2006 2007 1 $133.7 $131.4 $131.2 1Q-2008 2Q-2008 3Q-2008

15 Cash Flow Cash Flow Strategic investments for future growth 2008 2007 $ Change 2008 2007 $ Change EBITDA* 10.6 $ 10.1 $ 0.5 $ 31.3 $ 32.4 $ (1.1) $ (4.5) (5.4) 0.9 (12.4) (11.4) (1.0) Cash Flow 6.1 $ 4.7 $ 1.4 $ 18.9 $ 21.0 $ (2.1) $ Nine months ended September 30 (Dollars In Millions) Capital Expenditures Three months ended September 30 *EBITDA is a non-GAAP measure. See slide 17 for reconciliation table on consolidated statement of operations. 3Q08 Earnings | 10.30.08 | HTCO Note: Excluding the one-time $1.9 million carrier settlement in 2Q-2007, the nine-month 2008 EBITDA* increase would be $0.9 million or 3%.

16 4Q 4Q-2008 Dividend Increase 2008 3Q08 Earnings | 10.30.08 | HTCO Solid results, revenue increased 4Q-2008 dividend declared of $0.13 per share (Oct. 29, ’08) Dividend ranges between 50% and 70% of Free Cash Flow For this calculation, we use Dividend as a proportion of annual EBITDA minus CAPEX minus Interest minus Taxes paid on a cash basis

17 Reconciliation of Operating Income to EBITDA Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation. Q3-08 Q3-07 $ Change 2008 2007 $ Change Operating Income 5.4 $ 5.6 $ (0.2) $ 16.1 $ 18.3 $ (2.2) $ Add: Depreciation 4.9 4.2 0.7 14.3 13.2 1.1 Amortization of Intangibles 0.3 0.3 - 0.9 0.9 - 10.6 $ 10.1 $ 0.5 $ 31.3 $ 32.4 $ (1.1) $ Three Months ended September 30 Nine Months ended September 30 EBITDA (Dollars In Millions) 3Q08 Earnings | 10.30.08 | HTCO Note: Excluding the one-time $1.9 million carrier settlement in 2Q-2007, the nine-month 2008 Operating Income decrease would be $0.3 million or 2%.

18 2008 Fiscal Guidance 2008 Updated fiscal 2008 guidance Revenue may range from $154 million to $157 million Net Income may range from $7.9 million to $8.3 million CAPEX may range from $18 million to $19 million Debt Balance of Dec. 31, 2008 may end at $126 million to $129 million In comparing fiscal 2008 guidance to 2007 results, note 2007 results included $1.9 million of non-recurring carrier settlement revenue (Telecom Sector). 3Q08 Earnings | 10.30.08 | HTCO

19 Summary Stable Results, Solid Balance Sheet, Attractive Yields Growth in Enventis recurring services Competitive enhancements to IPTV services – on track for Mankato rollout Investing in organic growth to support B2B and broadband focus Disciplined focus on execution to deliver targets in 2008 3Q08 Earnings | 10.30.08 | HTCO

20 HickoryTech Service Area 2,400 fiber optic miles